Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, William S. Rosenstadt, Chief Executive Officer, President and Acting Principal Accounting Officer of Lone Pine Holdings, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)  the Quarterly Report on Form 10-Q/A of the Company for the quarter ended September 30, 2011 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 28, 2011

/s/  William S. Rosenstadt
Name: William S. Rosenstadt
Title: Chief Executive Officer, Acting Principal Accounting Officer and Director